1,000 Units

Klein Retail Centers, Inc.

$10,000,000 in Aggregate Principal Amount of 10% Convertible Notes and
Accompanying Warrants

(Each Unit consisting of a $10,000 three-year convertible 10% promissory note (“Note”), convertible at any time until maturity into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at the rate of $5.00 of outstanding Note balance per share, and an accompanying warrant to purchase 1,600 additional shares of Company Common Stock, at the exercise price of $6.00 per share (“Warrant”)
(Minimum Desired Purchase Amount: 1 Unit ($10,000)
MANAGING PLACEMENT AGENT AGREEMENT

July 1, 2009

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

Gentlemen:

Klein Retail Centers, Inc., a Delaware corporation (“Company”), hereby confirms its agreement with you, as Managing Placement Agent, as follows:

1. Description of the Offering. The Company proposes to offer, offer for sale and sell, to qualified investors, a minimum of twenty (20) Units (“Minimum Offering”) and a maximum of 1,000 Units (“Maximum Offering”), pursuant to a private placement memorandum (“Memorandum”) dated July 1, 2009 (“Offering”). Each Unit consists of one (1) $10,000 three-year convertible 10% promissory note (“Note”), convertible at any time until maturity into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at the rate of $5.00 of outstanding Note balance per share, and an accompanying warrant to purchase 1,600 additional shares of Company Common Stock, at the exercise price of $6.00 per share (“Warrant”). Any Warrant not exercised within 60 months of the conclusion of the Offering will lapse. The price of one Unit is $10,000 cash. The preferred minimum purchase per investor is one Unit; provided, however, that the Company may, in its sole discretion, allow an investor to purchase a fractional Unit.

The Offering may be terminated at any time at the discretion of the Company. The Company reserves the right to refuse to sell Units to any person at any time.

The Company and the Offering are more fully described in the Memorandum. All terms used in this Agreement, unless specifically defined herein, shall have the same meanings as set forth in the Memorandum.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to, and agrees with, you as follows:

(a) The offer, offer for sale, and sale of the Units have not been and will not be registered with the United States Securities and Exchange Commission (“Commission”). The Units are to be offered, offered for sale, and sold in reliance upon exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended (“Securities Act”), including one or more of the exemptions provided by Section 4(2) of such Act and Regulation D (“Regulation D”) of the General Rules and Regulations (“Rules and Regulations”) promulgated by the Commission there under.

(b) The Memorandum (including any exhibits thereto) has been prepared by the Company and contains all material information specified in the Securities Act and the Rules and Regulations, including all information required to be furnished under Rule 502(b)(2) of Regulation D. As of the date of the Memorandum and at all times subsequent thereto up to and including the final Closing (as hereinafter defined) or termination of the Offering pursuant to Section 14 hereof, the Memorandum and any amendments and supplements thereto (i) will contain all statements which are required to be included therein in order to qualify the offer, offer for sale and sale of the Units for exemption from registration under the Securities Act, in accordance with the Securities Act and the Rules and Regulations, and will in all material respects conform to the requirements of the Securities Act and the Rules and Regulations with respect to such exemption from registration and (ii) will not contain any untrue statement of any material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by you or by any other Placement Agent through you specifically for use therein

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(c) All material contracts or other documents which are, pursuant to the Rules and Regulations or state securities laws and regulations, required to be included as exhibits to or described in the Memorandum have been so included or described.

(d) Neither the Company, nor any of its predecessors or affiliates have, to the best of their knowledge, within the six (6) calendar months preceding the date of this Agreement, offered, offered to sell, offered for sale, or sold any Units, or any other securities, the offer or sale of which securities would be “integrated” by the Commission or the courts under the standards of existing judicial interpretations or the Rules or Regulations with offers, offers to sell, offers for sale or sales of the Units proposed to be made pursuant hereto, for the purpose of determining whether a public offering of Units had been made or for the purpose of determining the aggregate amount of the securities offered.

(e) The Company has been duly organized and is validly existing as a corporation in good standing under laws of the State of Delaware, with full power and authority to own its property and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its property or the conduct of its business requires such qualification; the Company has acquired, or will acquire as necessary to conduct its business as described in the Memorandum, all permits, licenses and other authorizations required under applicable law to conduct its business in all jurisdictions where such permits, licenses or authorizations are required.

(f) The Company does not own an equity interest in any corporation, partnership, joint venture, association or other entity of any nature, and you shall be promptly advised as to any change with respect to the foregoing representation; any provision of this Agreement which conflicts with this subsection shall be controlled hereby.

(g) The Company has full legal right, power and authority to enter into this Agreement and to issue, sell and deliver its Units as described herein and in the Memorandum; this Agreement (i) has been duly authorized, executed and delivered by the Company, (ii) constitutes the legal, valid and binding obligation of the Company, and (iii), subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally, is enforceable as to the Company in accordance with its terms, specific performance hereof being limited by general principles of equity and the enforceability of the indemnification provisions hereof. No consent, approval, authorization or other order of or filing with any governmental authority is required for the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (“Exchange Act”), or state securities or “blue sky” laws in connection with the offer for sale and sale of Units as described herein and in the Memorandum.

(h) The Company is not (i) in violation of its Articles of Incorporation, its Bylaws, or with respect to any order, writ, injunction or decree of any court, governmental agency or body or arbitration tribunal or (ii) in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which it or its property is subject and which is of material significance in respect of the Company business or financial condition as described in the Memorandum.

(i) The Company has not made any payment or transferred any funds or assets, conferred any personal benefit by use of such assets or received any funds, assets or benefits in violation of any law or regulation; no funds of the Company have been set aside to be used for any payment prohibited by law.

(j) Except as described or referred to in the Memorandum, there is not pending, or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry or investigation to which the Company is a party, or to which the property of the Company is subject, before or brought by any court, governmental agency or body or arbitration tribunal, which, if determined adversely to the Company, would result in any material adverse change in the business, financial position, net worth, results of operations or prospects of the Company, or materially and adversely affect its property or assets.

(k) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and by the Memorandum will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, constitute a default in any material respect under, or result in the creation of any lien, charge, security interest or encumbrance (except as otherwise described in the Memorandum) upon any of the assets of the Company pursuant to the terms of, (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which it or its property is subject, (ii) its Articles of Incorporation or its Bylaws or (iii) any statute, judgment, decree, order, rule or regulation, applicable to the Company, of any court or governmental agency or body having jurisdiction over the Company or its property.

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(l) The Company has authorized the Units (and the component securities thereof), and the shares of Common Stock issuable upon the exercise of Warrants, all as set forth in the Memorandum. All outstanding Units (and the component securities thereof), Warrants , and shares of Common Stock issuable upon the exercise of Warrants, have been duly authorized, validly and legally issued and are fully paid and non-assessable; such securities have not been issued in violation of or subject to any preemptive rights provided by law or by the Company's Articles of Incorporation or Bylaws. The Units and such securities conform in all material respects to all statements with respect thereto contained in the Memorandum, and such statements conform to the provisions set forth in the Articles of Incorporation and Bylaws of the Company. The Units and all securities to be sold in the Offering, upon receipt by the Company of full payment therefore and delivery at the Initial Closing (as herein defined) or an Additional Closing (as herein defined), will be duly authorized, validly and legally issued, fully paid and nonassessable; no Unit will have been issued in violation of or subject to any preemptive rights provided for by law or by the Company's Articles of Incorporation or Bylaws or will be subject to any lien, claim, encumbrance, security interest, preemptive rights or any other claim of any third party.

(m) The financial statements and related notes included in the Memorandum or, any amendments or supplements thereto, present fairly the financial position, results of operations and changes in financial position of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein.

(n) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due; no tax deficiency has been, nor does the Company have knowledge of any tax deficiency which might be, asserted against it which, if determined adversely, could materially affect the earnings, assets, affairs, business prospects or condition (financial or other) of the Company.

(o) Since inception, the Company has not sustained any material loss or interference with its business or property from fire, flood, hurricane, accident or other calamity (whether or not covered by insurance), or from any labor dispute or judicial or governmental action, order or decree, except in each case as described in or contemplated by the Memorandum or any amendments or supplements thereto; subsequent to the respective dates as of which information is given in the Memorandum (including any amendments or supplements thereto), the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, and there has not been any material change in the Company equity or long-term debt, or any material adverse change, or any development involving a prospective material adverse change, in the business, financial position, net worth, results of operations or prospects of the Company, except in each case as described in or contemplated by the Memorandum or any amendments or supplements thereto; subsequent to the respective dates as of which information is given in the Memorandum (including any amendments or supplements thereto) through the final Closing Date or termination of the Offering pursuant to Section 14 hereof, the Company shall not incur any material liabilities or obligations (direct or contingent), enter into any material transactions not in the ordinary course of business, issue any options, warrants or rights to purchase Units or allocate or make any distribution in respect of Units, except in each case as described in or contemplated by the Memorandum or any amendments or supplements thereto.

(p) The Company keeps accurate books and records and maintains internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (iii) access to its assets is permitted only in accordance with management's authorization and (iv) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(q) The Company owns, or possesses the requisite licenses or other rights to use, all trademarks, service marks, service names, trade names and patents, rights, license rights, copyrights or other rights (collectively, “Intangibles”) necessary for, or currently used in, the conduct of its business as described in or contemplated by the Memorandum; there is no claim or action by any person pertaining to (or proceeding pending or threatened which challenges) the rights of the Company with respect to any Intangibles used in or necessary to the operation of the Company in the conduct of its business as described in or contemplated by the Memorandum; and the Company's products, services and processes have not infringed and do not infringe, and will not as planned infringe upon the proprietary rights held or asserted by third parties, which infringement if resolved adversely to the Company, could materially affect adversely the earnings, assets, affairs, business prospects or condition (financial and other) of the Company.

(r) There are no holders of securities of the Company who, pursuant to any agreement, understanding or otherwise, have any right to have securities of the Company registered under the Securities Act except as disclosed in the Memorandum.

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(s) For a period of five years from the final Closing Date or termination of the Offering pursuant to Section 14 hereof, neither the Company nor any of its affiliates will solicit the financial participation of any person who has been introduced to the Company or any of its affiliates by or through you in connection with this Offering regarding an investment in any other investment vehicle with which the Company or any of its affiliates is in any way connected; provided, however, that nothing in this Subsection (s) will prohibit a person introduced to the Company or any of its affiliates by or through you in connection with this Offering from investing in any other investment vehicle with which the Company or any of its affiliates is in any way connected if such person is introduced to such investment vehicle by an independent broker-dealer. The Company and its affiliates recognize that those persons or entities that have been introduced to them by you have an existing valuable relationship with you. The Company and its affiliates further recognize the proprietary nature of your customer lists and such relationship, the confidentiality of which is essential to your business. Neither the Company nor any of its affiliates will refer any person introduced to them by you to any other broker-dealer or affiliate thereof, or provide any other broker-dealer access to the names of any persons introduced to the Company or any of its affiliates by you.

3. Representations and Warranties of the Managing Placement Agent. You hereby represent and warrant to, and agree with, the Company as follows:

(a) You are a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which you are incorporated, with all requisite power and authority to enter into this Agreement and to carry out your obligations hereunder.

(b) This Agreement (i) has been duly authorized, executed and delivered by you, (ii) constitutes your legal, valid and binding obligation, and (iii) subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally, is enforceable as to you in accordance with its terms, specific performance hereof being limited by general principles of equity and the enforceability of the indemnification provisions hereof.

(c) The execution, delivery and performance of this Agreement by you and the consummation by you of the transactions contemplated hereby and by the Memorandum will not conflict with or result in a breach or violation by you of any of the terms or provisions of, or constitute a default in any material respect under, (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which you are a party or to which you or your property are subject, (ii) your corporate charter or bylaws or (iii) any statute, judgment, decree, order, rule or regulation applicable to you of any court or governmental agency or body having jurisdiction over you, your affiliates or your property.

(d) You are, and at all times through the final Closing Date (as herein defined) shall remain, duly registered pursuant to the provisions of the Exchange Act, and a broker-dealer duly registered as such in those states in which you are required to be so registered in order to carry out the Offering as contemplated by the Memorandum; you are, and at all times through the final Closing Date shall remain, a member in good standing of the Financial Industry Regulatory Authority (“FINRA”); if a foreign dealer, you shall, when procuring subscribers in the United States, conform to the Rules of Fair Practice of FINRA and, if not eligible for membership in FINRA, when making sales outside of the United States, shall not make sales to United States citizens; you will not re-allow discounts or pay commissions or other compensation for participation in the distribution of the Offering to any broker-dealer which is not a member of FINRA, including foreign broker-dealers registered under the Exchange Act; you shall act as an independent contractor, and nothing herein shall constitute you an employee of the Company; you shall not make sales of Units to discretionary accounts.

(e) In connection with the offer, offer for sale and sale of the Units, you (and your representatives and agents) shall conform to and comply with (i) the provisions of the Rules of Fair Practice of FINRA, (ii) applicable provisions of federal law, including without limitation the Securities Act, the Exchange Act and the rules and regulations promulgated by the Commission under such statutes, and (iii) applicable state securities laws, rules and regulations, including without limitation those referred to in such letters regarding state securities and “blue sky” matters (“Blue Sky Letters”) as are prepared by counsel for the Company and sent to you from time to time, with regard to, among other things, the period during which and conditions under which the Units may be offered, offered for sale and sold in various states; you shall not distribute the Memorandum or otherwise commence the Offering in any jurisdiction without prior written confirmation from the Company or its counsel that the Offering may be commenced under applicable securities laws, rules and regulations.

(f) Pursuant to your appointment made in Section 7 hereof, you will use your best efforts to procure subscribers for the Units and will conduct the Offering in compliance with the suitability standards set forth in the Memorandum and with the requirements of Regulation D; accordingly, as of each Closing Date (as herein defined), you will have:

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(i) not made any untrue statement of a material fact and not omitted to state a material fact required to be stated or necessary to make any statement made not misleading, to the extent any representations are made by you concerning the Offering or matters set forth in the Memorandum other than those set forth in the Memorandum;

(ii) not offered, offered for sale, or sold the Units by means of:

(A)	any advertisement, article, notice, or other communication mentioning the Units published in any newspaper, magazine or similar medium or broadcast over television or radio;

(B)	any seminar or meeting, the attendees of which have been invited by any general solicitation or general advertising; or

(C)	any letter, circular, notice, or other written communication, unless the communication is accompanied or preceded by the Memorandum;

(iii) prior to the sale of any Units, reasonably believed that each subscriber and his or her purchaser representative, if any, met the suitability and other investor standards set forth in the Memorandum and the Blue Sky Letters, and you will have prepared and maintained, for your benefit and the benefit of the Company, file memoranda and other appropriate records substantiating the foregoing;

(iv) only used sales materials other than the Memorandum which have been approved for use in the Offering by the Company, and refrained from providing any such materials to any offeree, unless such materials were accompanied or preceded by the Memorandum;

(v) provide each offeree with a copy of the Memorandum;

(vi) promptly distributed any amendment or supplement to the Memorandum provided to you pursuant to Section 4(d) of this Agreement to persons who had previously received a copy of the Memorandum from you and who you believed continued to be interested in the Units and have included such amendment or supplement in all deliveries of the Memorandum made after receipt of any such amendment or supplement; and

(vii) not made any representations on behalf of the Company other than those contained in the Memorandum, nor shall you have acted as an agent of the Company or for the Company in any other capacity except as expressly set forth herein.

4. Covenants of the Company. The Company covenants and agrees with you as follows:

(a) The Company will use its best efforts to conduct the Offering in compliance with the requirements of Regulation D; accordingly, the Company will (i) cause to be prepared, executed and timely filed with the Commission such notices on Form D as are required by Rule 503 of Regulation D and will take all action necessary to comply with Rule 503 of Regulation D, (ii) limit the number of persons from which it will accept subscriptions so that only persons who qualify as “accredited” are permitted to invest, as that term is defined by Regulation D, (iii) provide to each prospective purchaser of Units, and his or her representative, if any, such information, documents and instruments as may be requested and which is or are required to be provided pursuant to Paragraphs (b)(2)(iv) and (v) of Rule 502 of Regulation D, (iv) not offer to sell or sell any of the Units by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D and (v) otherwise comply insofar as it is able with all requirements imposed upon it by the Securities Act and the Rules and Regulations to the extent necessary to permit the continuance of the Offering in accordance with the provisions hereof and of the Memorandum; further, the Company and its affiliates shall not during the term of the Offering nor for a period of six (6) calendar months following the final Closing Date (as herein defined) or termination of the Offering pursuant to Section 14 hereof, directly or indirectly, offer, offer or contract to sell, sell, grant any option to purchase or otherwise dispose of any of its securities (including any resales of Units acquired by the Company or its affiliates), except and to the extent any such offer or sale shall not jeopardize reliance upon the availability of exemptions from registration and qualification requirements of applicable federal and state securities laws relied upon with respect to the offer and sale of the Units contemplated by this Agreement; and no such offer, offer or contract to sell, sale, grant of option to purchase or other disposition of any of its securities (including any resale’s of Units acquired by the Company or its affiliates) shall be made during the term of the Offering nor for a period of six (6) calendar months following the final Closing Date or termination of the Offering pursuant to Section 14 hereof unless you shall have received at least thirty (30) days advance notice of such offer or sale and provided that the Company shall not have received notice of your objection or the objection of your counsel during such thirty (30)-day notice period.

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(b) The Company will promptly notify you (and confirm any oral notice in writing) of the issuance by the Commission or by any state securities administrator of any stop order or other order enjoining the offer, sale, or offer for sale of the Units or enjoining the use of the Memorandum in connection with the offer, offer for sale, or sale of the Units, or of the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any such stop order shall at any time be issued, to obtain the lifting thereof as promptly as possible.

(c) The Company will (i) use its best efforts to qualify the Units for sale under the securities or “blue sky” laws of Wisconsin and such other jurisdictions as are agreed upon in writing between you and the Company, (ii) make applications and furnish such information as may reasonably be required in connection therewith and (iii) continue such qualifications in effect for so long as may be necessary to complete the Offering, provided, however, that the Company shall not be required to qualify as a foreign Company or a dealer in securities, except in jurisdictions where such qualification of the Company as a dealer in securities is necessary to qualify the Units for sale.

(d) Until the final Closing Date (as herein defined) or termination of the Offering pursuant to Section 14 hereof, if any event occurs as a result of which the Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, or if it is necessary to amend or supplement the Memorandum to comply with the Securities Act, the Rules and Regulations or the securities or “blue sky” laws of any jurisdiction in which the Units is qualified for sale pursuant to subsection (c) above, the Company will forthwith, at its own expense, prepare and furnish to you a reasonable number of copies of an amendment or supplement to the Memorandum which will correct such statement or omission or effect such compliance.

(e) The Company has delivered or will deliver to you such number of serially numbered copies of the Memorandum and all amendments and supplements thereto, heretofore or hereafter made, including all exhibits and other documents included therein, as you may reasonably require from time to time during the course of the Offering. In addition, the Company has delivered or will deliver to you such number of copies of a subscription booklet for use by investors as correspond to the copies provided of the Memorandum.

(f) Prior to each Closing (as herein defined), the Company will review the file memoranda or other records maintained by you and all other Selected Placement Agents (as herein defined) substantiating the suitability of the subscribers to be admitted at that Closing, and prior to each Closing will have reasonable grounds to believe and in fact will believe that each subscriber meets the suitability standards set forth in the Memorandum and in the Blue Sky Letters.

(g) The Initial Closing (as herein defined) shall not take place unless and until (i) all the conditions of your obligations set forth in Section 10 of this Agreement relating to such Initial Closing are satisfied and (ii) cleared funds in respect of subscriptions for at least twenty (20) Units have been received by the Escrow Agent under the terms of the Escrow Agreement by November 30, 2009, unless extended by written agreement between you and the Company. In the event the Offering is terminated for any reason before the Initial Closing takes place, all funds advanced by subscribers for Units will be promptly returned directly to them, without interest or deduction, as provided in the Escrow Agreement.

(h) The Company will apply the net proceeds from the sale of the Units as set forth in the Memorandum.

(i) The Company will make available for inspection by you or your authorized representative, at its principal office during normal business hours, any information and documents relating to the business and operations of the Company as you may reasonably request and as are available to the Company or obtainable by it without unreasonable effort or expense.

(j) The Company will cause to be prepared and delivered to you, prior to use, copies of changed, amended, or altered offering documents which are prepared by it following the date of this Agreement.

(k) Through the final Closing Date (as herein defined), to the extent any representations other than those set forth in the Memorandum are made by them, neither the Company nor any of its affiliates will make any untrue statements of a material fact or omit to state a material fact required to be stated or necessary to make any statement made, in light of the circumstances under which it was made, not misleading concerning the Offering or any matters set forth in or contemplated by the Memorandum.

(l) There shall be delivered to your counsel, within ten (10) days of filing by the Company, a copy of each transmittal letter and Form D filed with the Commission.

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(m) For five (5) years following the date of the Memorandum, the Company will furnish to you copies of all reports and other communications (financial or other) furnished by the Company to its security holders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission, the securities administrator of any state or any national securities exchange.

5. Covenants of the Placement Agent. Pursuant to your appointment made in Section 7 hereof, you will in good faith use your best efforts to procure subscribers for the Units in a manner intended to be in compliance with the suitability standards set forth in the Memorandum and with the requirements of Regulation D; accordingly, as of the Initial Closing Date (as herein defined) and each Additional Closing Date (as herein defined), you will have:

(a)
not made any untrue statement of a material fact and not omitted to state a material fact required to be stated or necessary to make any statement made not misleading, to the extent any representations are made by you concerning the Offering or matters set forth in the Memorandum other than those set forth in the Memorandum; and

(b)	not offered, offered for sale, or sold the Units by means of:

(i)    any advertisement, article, notice, or other communication mentioning the Units published in any newspaper, magazine or similar medium or broadcast over television or radio;

(ii)   any seminar or meeting, the attendees of which have been invited by any general solicitation or general advertising; or

(iii)  any letter, circular, notice, or other written communication, unless the communication is accompanied or preceded by the Memorandum:

6. State Qualifications. The Company further represents and warrants to, and agrees with, you as follows:

(a) The Company will take all necessary action and file all forms and documents necessary to either qualify or register the Units for sale or exempt the Units from such qualification or registration in the State of Wisconsin and such other jurisdictions as are agreed upon in writing between you and the Company; the Company will take all necessary action and file all forms and documents necessary to either qualify or register the Units for sale or exempt the Units from such qualification or registration in such other states as you and the Company shall agree upon in writing.

(b) The Company or its counsel will provide you or your counsel with copies, at the time they are filed, of all correspondence, applications, forms, and other documents filed with each jurisdiction where the Units is to be registered or qualified or offered in an exempt transaction; upon receipt of notification by the Company of the qualification, registration, or exemption of the Units by an applicable jurisdiction, the Company or its counsel will promptly notify you or your counsel in writing of such action, which writing shall summarize the conditions and other requirements imposed by such jurisdiction in granting such qualification, registration or exemption, including offeree qualification or suitability and broker-dealer and agent registration requirements applicable to the conduct of the Offering; you shall not offer or sell the Units in any jurisdiction until receipt of such written notification from the Company or its counsel.

(c) In each jurisdiction where the Units have been registered or qualified or are offered or sold in an exempt transaction as provided above, the Company will make and file such statements, documents, materials, and reports in each year as are or may be required to be made or filed either by the Company under the laws of such jurisdiction.

(d) The Company will promptly provide to you for delivery to all offerees and purchasers and their representatives, if any, any additional information, documents and instruments which you or the Company deem necessary to comply with the rules, regulations, and judicial and administrative interpretations respecting compliance with such exemptions or qualifications and registrations in those jurisdictions where the Units are to be offered or sold.

7. Purchase, Sale, and Delivery of the Units. On the basis of the covenants, representations, and warranties herein contained and subject to the terms and conditions herein set forth:

(a) The Company hereby engages you as its exclusive agent to solicit subscriptions for the Units in accordance with the terms of the Memorandum and this Agreement, and you agree to use your best efforts to procure such subscriptions. You may, however, discharge your responsibilities under this Agreement by acting as a Managing Placement Agent and forming a group of securities dealers (“Selected Placement Agents”), including you, to procure subscribers for the Units. Any agreement between you and a securities dealer pursuant to which such securities dealer becomes a Selected Placement Agent shall require such Selected Placement Agent to represent and warrant that it will conduct the Offering in the manner set forth in Sections 3 and 5 of this Agreement. The allocation of Units among you and the Selected Placement Agents shall be made by you.

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(b) Subject to the terms and conditions set forth herein, in consideration of your execution of this Agreement and performance of your obligations hereunder, the Company agrees that, at each Closing (as herein defined), you shall receive (i) commissions in an amount equal to 8%, (ii) a non-accountable expense allowance equal to 2% and (iii) a due diligence fee equal to 2% of the aggregate purchase price paid for Units sold by you (or any Selected Placement Agent) and delivered at such Closing. The Managing Placement Agent, in its sole discretion, may waive the Selling Commission with respect to any subscription. To the extent that a participating broker dealer was responsible for an investor's subscription, the Managing Placement Agent may pay all or a portion of the Selling Commission earned with respect to such subscription to such participating broker dealer.

(c) Each subscriber for Units shall be required to (i) complete and execute triplicate originals of the subscription agreement (in the form included as an exhibit to the Memorandum) and any purchaser representative questionnaire or other document(s) which may be required by you or the Company in connection with such subscription (collectively, “Subscription Documents”) and (ii) tender payment in full for the Units subscribed for (“Subscription Payment”); checks representing Subscription Payments should be made payable to “Klein Retail Center, Inc. Escrow Account,” and you shall deliver all Subscription Payments received by you to Century Bank and Trust (“Escrow Agent”), by 12:00, noon, on the business day following such receipt by any Selected Placement Agent (including you), together with a schedule setting forth the amount of each such Subscription Payment and the name, mailing address and state of residence of the subscriber. Subscription Payments received by the Escrow Agent shall be deposited and administered by it pursuant to the terms of the agreement between the Company and the Escrow Agent (“Escrow Agreement”). Concurrently with your delivery of each Subscription Payment to the Escrow Agent, you shall forward to the Company, at the address appearing in Section 15 hereof, two (2) executed originals of all related Subscription Documents, retaining one (1) executed original of all such Subscription Documents for your records.

(d) Within ten (10) days following receipt by it of executed Subscription Documents, the Company shall determine to accept or reject each subscription and shall notify you and the Escrow Agent orally (to be confirmed in writing). If the Company elects to accept a subscription, it shall, within fifteen (15) days following receipt by it of executed Subscription Documents relating thereto, countersign and forward to the subscriber a counterpart original of the subscription agreement at the mailing address set forth therein. If the Company elects to reject a subscription, the related Subscription Payment shall, upon receipt by the Escrow Agent of oral notice (to be confirmed in writing) from the Company of such rejection, promptly be returned directly to the subscriber by the Escrow Agent, without interest thereon or deduction therefrom, pursuant to the terms of the Escrow Agreement. The Company reserves the right, in its sole discretion, for any reason, to refuse to sell Units to any person at any time.

(e) In the event that cleared funds representing payment in full for at least 20 Units have not been received by the Escrow Agent under the terms of the Escrow Agreement by November 30, 2009, unless extended by written agreement between you and the Company, the Offering will terminate. Provided that cleared funds representing payment in full for at least 20 Units have been received by the Escrow Agent under terms of the Escrow Agreement by November 30, 2009, unless extended by written agreement between you, and the Company, the Company may continue the Offering until (i) 1,000 Units are sold or (ii) June 30, 2010, whichever first occurs; the Offering may be terminated at any time prior thereto at the discretion of the Company, or extended by amendment to this Agreement.

(f) Subject to the terms hereof and of the Escrow Agreement, the first disbursement of subscription proceeds (including disbursement of amounts due to you hereunder) shall take place not less than five (5) days nor more than fifteen (15) days following the date upon which cleared funds representing payment in full for at least twenty (20) Units have been received by the Company under the terms of the Escrow Agreement, unless otherwise agreed in writing between you and the Company; such initial disbursement is referred to herein as the “Initial Closing,” and the date thereof is referred to as the “Initial Closing Date.” Following the Initial Closing, subscription proceeds shall be disbursed from time to time as agreed between the Company and the Placement Agent, but not less frequently than monthly; each such further disbursement of subscription proceeds is referred to herein as an “Additional Closing,” and the date thereof as an “Additional Closing Date.” The Initial Closing and Additional Closings are sometimes referred to herein as a “Closing” or “Closings”; the Initial Closing Date and Additional Closing Dates are sometimes referred to herein as a “Closing Date” or “Closing Dates.” The last Closing Date hereunder is referred to herein as the “final Closing Date”. The date, upon which the Offering shall terminate, for any reason, is referred to herein as the “Termination Date.”

(f) Each Closing shall take place at the offices of the Company or, at your option, at such other place as you may agree upon in writing with the Company.

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(g) On or before each Closing Date, you shall supply to the Company a list setting forth the name and state of residence of each person to whom you have then distributed a Memorandum, together with the serial number of the Memorandum so distributed to each such person and an accounting for each serially-numbered Memorandum not distributed by you.

(h) After the final Closing Date, you will not be considered to have any continuing or future duty or obligation of any kind to the Company. You have not assumed, nor will you assume or be permitted to assume, any duties, responsibilities, or obligations with regard to the management, operations or any of the business affairs of the Company after the final Closing.

8. Further Covenants of the Company. The Company does not intend to register any Units under the Securities and Exchange Act of 1934, now or in the future, except as disclosed in or contemplated by the Memorandum.

9. Expenses of Sale. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated for any reason, except as set forth below, the Company will pay (directly or by reimbursement) all costs and expenses incurred in connection with the Offering, including (a) all costs, fees and expenses (other than certain legal fees of your counsel and other out-of-pocket expenses incurred by you, as provided below) incurred in connection with the performance of the Company's obligations hereunder, including, without limiting the generality of the foregoing, all costs and expenses incurred in connection with the registration or qualification of the Units for sale pursuant the securities or “blue sky” laws and regulations of any state and the preparation, printing, filing and distribution of the Memorandum and all amendments and supplements thereto, all in such quantities as you, on behalf of the Selected Placement Agents, may reasonably require; (b) all costs, fees and expenses of the Company's counsel, independent public accountants, and transfer agent(s); all transfer taxes, if any, with respect to transfer, sale and delivery of the Units (including component securities thereof and Common Stock issuable upon the exercise of Warrants), and printing of certificates representing any and all of the foregoing securities; and (c) your reasonable out-of-pocket expenses incurred in connection with the Offering, promptly upon demand, including fees and expenses of your counsel; provided, however, that, without the consent of the Company, such payment or reimbursement of legal fees and expenses shall not exceed in the aggregate $25,000, and reimbursement of other out-of-pocket expenses shall not exceed in the aggregate $5,000

10. Conditions to Your Obligations. Your obligations hereunder shall be subject to the accuracy of and compliance with, as of the date hereof and on each Closing Date, the representations and warranties contained in Sections 2 and 4 hereof, the performance by the Company of its obligations hereunder required to be performed on or before each Closing Date, and to the following further conditions:

(a) As of each Closing Date, no stop order or other order enjoining the offer, sale, or offer for sale of the Units or enjoining the use of the Memorandum in connection with the offer, offer for sale, or sale of the Units shall have been issued, and no proceedings for any such purpose shall be pending or be, to the Company's knowledge, contemplated by the Commission or by any state securities administrator.

(b) You shall not have advised the Company that the Memorandum, or any amendment or supplement thereto, contains any untrue statement of fact which, in your judgment, is material or omits to state a fact which, in your judgment, is material and is required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Unless waived, you shall have received, on each Closing Date, opinions, dated as of such Closing Date, of Mark Long, Esq., counsel to the Company, satisfactory in form and substance to you and your counsel, to the effect that:

(i)
the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority to own its properties and conduct its business as is now conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in where the ownership or leasing of its property or the conduct of its business requires such qualification;

(ii)
to the best knowledge of such counsel, the Company does not own an equity interest in any corporation, partnership, joint venture, association or other entity of any nature, except as disclosed in the Memorandum.

(iii)
to the best knowledge of such counsel, the Company is not (i) in violation of its corporate charter or bylaws, or with respect to any order, writ, injunction or decree of any court, governmental agency or body or arbitration tribunal or (ii) in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which it or its property is subject and which is of material significance in respect of the business or financial condition of the Company as described in the Memorandum;

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(iv)
the Company has authorized Units and other securities as set forth in the Memorandum; all outstanding Units and other securities of the Company (including those sold in the Offering) have been duly authorized, validly and legally issued and are fully paid and nonassessable, and such Units and other securities have not been issued in violation of or subject to any preemptive rights provided for by law or by the Articles of Incorporation or Bylaws; the Units conform in all material respects to the description thereof contained in the Memorandum and any amendments and supplements thereto, and, to the best knowledge of such counsel, none of the Units purchased in the Offering will, when delivered, be subject to any lien, claim, encumbrance, security interest, preemptive rights or any other claim of any third party;

(v)
the Company has full legal right, power and authority to enter into this Agreement and to issue, sell and deliver its Units as described herein and in the Memorandum; this Agreement has been duly authorized, executed and delivered by the Company, constitutes the legal, valid and binding obligation of the Company, and, subject to general principles of equity and applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally, is enforceable as to the Company in accordance with its terms, provided that such counsel may specifically refrain from opining as to the validity or enforceability of the indemnification provisions hereof insofar as they are or may be held to be violative of public policy (under either state or federal law) against such types of provisions in the context of the offer, offer for sale, or sale of securities; no consent, approval, authorization or other order of or filing with any governmental authority is required for the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except as may be required under the Securities Act, the Exchange Act or state securities or "blue sky" laws in connection with the offer for sale and sale of Units as described herein and in the Memorandum; the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and by the Memorandum will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, constitute a default in any material respect under, or result in the creation of any lien, charge, security interest or encumbrance (except as otherwise described in the Memorandum) upon any of the assets of the Company pursuant to the terms of, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which it or its property is subject, (B) the Articles of Incorporation or Bylaws of the Company or (C) any statute, judgment, decree, order, rule or regulation, known to such counsel and applicable to the Company, of any court or governmental agency or body having jurisdiction over the Company or its property;

(vi)
to the best knowledge of such counsel, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company is a party, or to which the property of the Company is subject, before or brought by any court, governmental agency or body or arbitration tribunal, except as described in the Memorandum and except for litigation which is incident to the kind of business conducted by the Company and which, individually or in the aggregate, is not material to the Company;

(vii)
to the best knowledge of such counsel, no stop order or other order enjoining the offer, sale, or offer for sale of the Units or enjoining the use of the Memorandum in connection with the offer, offer for sale, or sale of the Units shall have been issued, and no proceedings for any such purpose shall be pending or be contemplated by the Commission or by any state securities administrator;

(viii)
to the best knowledge of such counsel, the Company owns or possesses requisite licenses or other rights to use, all Intangibles used or required to be used in the business of the Company as described or contemplated in the Memorandum or any amendment or supplement thereto; to the best knowledge of such counsel, there is no claim or action by any person pertaining to, or proceeding pending or threatened which challenges the rights of the Company with respect to such Intangibles; and to the best knowledge of such counsel, the Company's products, services and processes have not infringed and do not infringe upon any proprietary rights held or asserted by third parties which infringement, if resolved adversely to the Company, could materially adversely affect its earnings, assets, affairs, business prospects or condition (financial or other).

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(ix)
to the best of the knowledge of such counsel, the Memorandum and all other offering documentation prepared on behalf of the Company (except financial statements and other financial data contained therein, as to which such counsel need express no opinion), as well as any application for qualification or registration filed by the Company pursuant to any state “blue sky” or securities law (except financial statements and other financial data contained therein, as to which such counsel need express no opinion), do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading concerning the Offering or any matters set forth in or contemplated by the Memorandum and any amendment or supplement thereto;

(x)	to the best knowledge of such counsel, the representations and warranties of the Company contained in this Agreement are true and correct; and

such further effect with respect to other matters relating to this Agreement, the offer, offer for sale and sale of the Units and the consummation of the transactions contemplated by this Agreement and by the Memorandum (including any amendment or supplement thereto) as you or your counsel may reasonably request.

(d) You shall have received, on each Closing Date, the opinion, dated as of such Closing Date, of Mark Long Esq. of San Diego California, counsel to the Company, satisfactory in form and substance to you and your counsel, to the effect that:

(i)
to the best knowledge of such counsel, no stop order or other order enjoining the offer, sale, or offer for sale of the Units or enjoining the use of the Memorandum in connection with the offer, offer for sale, or sale of the Units shall have been issued, and no proceedings for any such purpose shall be pending or be contemplated by the Commission or by any state securities administrator;

(ii)
to the best of the knowledge of such counsel, the Memorandum and all other offering documentation prepared on behalf of the Company (except financial statements and other financial data contained therein, as to which such counsel need express no opinion), as well as any application for qualification or registration filed by the Company pursuant to any state “blue sky” or securities law (except financial statements and other financial data contained therein, as to which such counsel need express no opinion), do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading concerning the Offering or any matters set forth in or contemplated by the Memorandum and any amendment or supplement thereto;

(iii)
the Memorandum, including any amendment or supplement thereto, and all other offering documentation prepared on behalf of the Company (except financial statements and other financial data contained therein, as to which such counsel need express no opinion), as well as any application for qualification or registration filed pursuant to any state "blue sky" or securities law (except financial statements and other financial data contained therein, as to which such counsel need express no opinion), as of their respective dates, complied as to form with all applicable provisions of the Securities Act, the Rules and Regulations and the securities or “blue sky” laws and regulations of the states in which such application for qualification or registration was filed;

(iv)
the disclosures in the Memorandum, taken together with the Company's offer to each subscriber to provide access to additional information, are sufficient to satisfy the “information requirements” of Paragraph (b) of Rule 502 of Regulation D, assuming the receipt by each subscriber of a copy of the Memorandum;

(v)
the descriptions in the Memorandum and any supplements thereto of statutes and of contracts and all other documents are materially accurate and fairly represent the information required to be presented pursuant to Paragraph (b) of Rule 502 of Regulation D, and such counsel does not know of any legal or governmental proceedings required to be described in the Memorandum which are not described in the Memorandum or any contracts or documents of any character required to be described in the Memorandum which are not described as required;

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(vi)
based upon, and assuming the accuracy and verity of, the files prepared and maintained pursuant to Section 3(f)(iii) hereof and the executed Subscription Agreements in the form included as an exhibit to the Memorandum, such counsel is of the opinion that the number of purchasers of Units is in compliance with the requirements of Paragraph (b)(2)(i) of Rule 506 of Regulation D, as computed in accordance with Rule 501(e) of Regulation D; and

such further effect with respect to other matters relating to this Agreement, the offer, offer for sale and sale of the Units and the consummation of the transactions contemplated by this Agreement and by the Memorandum (including any amendment or supplement thereto) as you or your counsel may reasonably request.

(e) In rendering the opinions required herein, counsel and special securities counsel to the Company may, as to factual matters, rely upon certificates, statements, letters, representations and affidavits of officers of the Company, your officers, any other records of the Company, certificates of public officials, and letters of independent certified public accountants. With respect to the opinions required herein, “known to such counsel”, “to the best knowledge of such counsel” or any like phrase or reference shall mean to the best knowledge of such counsel after due inquiry and investigation; “due inquiry and investigation” shall include only (i) discussions, inquiries and conferences with officials and agents of the Company occurring in connection with such counsel's representation of the Company, (ii) review of certain corporate records, documents and proceedings of the Company as is provided to such counsel by the Company, and (iii) review of files maintained by such counsel relating to the Company. “Due inquiry and investigation” shall not mean or imply any independent verification of any factual matter of such counsel becomes aware as a result of the aforementioned discussions, inquiries, conferences and reviews.

(f) You shall have received, on each Closing Date, certificates, dated as of such Closing Date, of the chief executive officer and the chief financial officer of the Company to the effect that, to the best of their knowledge and belief, based upon reasonable investigation:

(i)
the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the date of such certificate, and the Company has complied with all the agreements and covenants and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of such certificate:

(ii)
the Memorandum and all other offering documentation, including all applications for qualification or registration filed pursuant to state “blue sky” or securities laws with respect to the Offering, prepared on behalf of the Company, including any amendments or supplements thereto, do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(iii)
subsequent to the date of the Memorandum, and any amendments or supplements thereto, the Company has not sustained any material loss or interference with its business or property from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, and there has not been any material change in the equity or long-term debt of the Company, or any material adverse change, or any development involving a prospective material adverse change, in the business, financial position, net worth or results of operations of the Company, except in each case as described in or contemplated by the Memorandum and any amendments or supplements thereto; and

(iv)
no stop order or other order enjoining the offer, sale, or offer for sale of the Units or enjoining the use of the Memorandum in connection with the offer, offer for sale, or sale of the Units has been issued, and no proceedings for any such purpose are pending or are, to the knowledge of such officer, contemplated by the Commission or by any state securities administrator.

(g) You shall have received, on each Closing Date, a survey prepared by Mark Long, Esq. counsel to the Company, dated as of such Closing Date and addressed to you, relating to the securities or “blue sky” laws of the jurisdictions of Wisconsin and such other states upon which you and the Company agree in writing (“Blue Sky Survey”); the Blue Sky Survey will indicate that offers of the Units and sales of the Units on the Closing Date which are made or effected in conformity with your representations contained in Sections 3 and 5 of this Agreement and your certificate required pursuant to Section 11 of this Agreement and the Blue Sky Letters supplied to you are in compliance with such securities or “blue sky” laws and advising that the appropriate blue sky action, if any, was taken in each of such jurisdictions so as to permit such offers and sales as indicated in such Survey; the Blue Sky Survey may be based upon an examination of the statutes and regulations, if any, of such jurisdictions as reported in standard compilations and upon interpretive advice obtained from representatives of certain securities commissions.

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

(h) The Company shall have furnished to you such further certificates and documents, as you shall reasonably request.

All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to your counsel.

11. Conditions to Company's Obligations. The obligations of the Company shall be subject to the accuracy as of the date hereof and on each Closing Date of your representations and warranties contained in Section 3 hereof and compliance with your covenants contained in Section 5 hereof which shall be set forth in a Certificate which may be relied upon by counsel to the Company in preparing the Blue Sky Survey provided for under Section 10(g) hereof, to the performance by you of your obligations hereunder required to be performed on or before any Closing Date, and to the following further conditions:

(a) You are a corporation duly organized, validly existing and in good standing under the laws of the state of your incorporation, with all requisite power and authority to enter into this Agreement and to carry out your obligations hereunder.

(b) This Agreement has been duly authorized, executed and delivered by you and is a valid and binding agreement on your part, except as to the validity of the indemnification provisions hereof insofar as they are or may be held to be in violation of public policy (under either state or federal law) against such types of provisions in the context of the offer, offer for sale, or sale of securities.

12. Indemnification and Contribution.

(a) The Company will (i) indemnify and hold you harmless against any losses, claims, damages or liabilities, joint or several, to which you may become subject under the Securities Act, the Exchange Act, the various state securities acts or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, any other offering documentation or state “blue sky” application prepared on behalf of the Company, or in any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) reimburse you for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Memorandum, in any other offering documentation or in any state “blue sky” application prepared on behalf of the Company of such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you or any Selected Placement Agent specifically for use in the preparation thereof.

The foregoing indemnity agreement shall (i) extend upon the same terms and conditions to, and shall inure to the benefit of, your officers and directors and your counsel and each person, if any, who “controls” you within the meaning of the Securities Act or the Exchange Act, and to each Selected Placement Agent and each of its respective officers and directors and each person, if any, who “controls” any of them within the meaning of the Securities Act of the Exchange Act and (ii) be in addition to any liability which the Company may otherwise have.

(b) You and any Selected Placement Agents will (i) indemnify and hold harmless the Company against any losses, claims, damages, or liabilities to which it may become subject, under the Securities Act, the Exchange Act, the various state securities acts or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, in any other offering documentation or state "blue sky" application prepared on behalf of the Company or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Memorandum, in any other offering documentation or in any state “blue sky” application prepared on behalf of the Company or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you specifically for use in the preparation thereof; you also will reimburse the Company for such legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action as to which you are required to indemnify the Company.

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

The foregoing indemnity agreement shall (i) extend upon the same terms and conditions to, and shall inure to the benefit of, the General Partner and its managers, counsel to the Company and each person, if any, who "controls" the Company within the meaning of the Securities Act or the Exchange Act and (ii) be in addition to any liability which you may otherwise have.

(c) Promptly after receipt by an indemnified person of notice of the commencement of any action, such indemnified person shall, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subparagraph. In case any such action shall be brought against such indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel selected by the indemnifying party but satisfactory to such indemnified party, and after the indemnified party shall have received notice from the agreed upon counsel that the defense under such paragraph has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation.

(d) In order to provide for just and equitable contribution under the Securities Act or the Exchange Act in any case in which (i) any person who would be entitled to indemnification pursuant to this Section if enforceable according to its terms makes a claim for indemnification pursuant to this Section, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section provide for indemnification in such case, or (ii) contribution under the Securities Act or the Exchange Act may otherwise be required, you shall contribute to the aggregate losses, claims, damages or liabilities incurred (which shall, for all purposes of this agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) in either such case (after contribution from others) an amount equal to the product determined by multiplying the total amount of such losses, claims, damages or liabilities by a fraction, the numerator of which equals the fees paid to you under Section 7 plus the amount paid to you or your counsel under Section 9, and the denominator of which is equal to the aggregate proceeds of the sale of Units in the Offering (before deduction of commissions or expenses), and the Company shall be responsible for the balance of such losses, claims, damages or liabilities; provided, that with respect to the rescission of the sale of any Units, your liability shall not exceed the commissions earned and a pro rata portion of all other fees and cost reimbursements paid to you under this Agreement with respect to the rescinded sale. If the foregoing allocation is not permitted by law, there shall be considered, in determining the amount of contribution to which the respective parties are entitled, the relative benefits received by each party from the sale of Units in the Offering (taking into account the portion of the proceeds of the Offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and you agree that it would not be equitable if the amount of such contribution were determined by pro rata or pro capita allocation (even if the Selected Placement Agents, including you, were treated as one entity for such purpose). No Selected Placement Agent (including you) or person controlling such Selected Placement Agent shall be obligated to make contribution hereunder which in the aggregate exceeds the total purchase price of Units sold to subscribers procured by such Selected Placement Agent, less the aggregate amount of any damages which such Selected Placement Agent and its controlling persons have otherwise been required to pay in respect of the same or any substantially similar claim. The Selected Placement Agents' obligations hereunder are several in proportion to the number of Units sold to subscribers procured by them and not joint. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Securities Act other than those identified in this Section as being entitled to indemnification. Any officer, director, controlling person, of you, the Selected Placement Agents or the Company shall be entitled to contribution to the same extent as you, the Selected Placement Agents or the Company are so entitled.

13. Representations and Agreements to Survive Delivery. All representations, warranties, covenants and agreements of the Company and you herein or in certificates delivered pursuant hereto, and the indemnity agreement contained in Section 12 hereof, shall survive the delivery and execution of this Agreement and the Closings and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any person controlling you, any Selected Placement Agent or any controlling person thereof, the Company, or any of its officers, directors, or controlling persons. The indemnification provisions of Section 12 hereof are in addition to any and all remedies or rights any of the parties hereto may have, including the right to sue and recover damages for any breach of any representation, warranty or covenant made or given by one or more parties to any other party.

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

14. Termination. You shall have the right to terminate this Agreement by giving notice as hereinafter specified any time at or prior to the final Closing Date if:

(a) the Company fails, refuses, or becomes unable to comply fully with any of the provisions of this Agreement on their parts to be performed prior to the final Closing Date, or if any of the agreements, conditions, covenants, representations or warranties of the Company herein contained are not performed or fulfilled within the times specified;

(b) prior to the final Closing Date, the Congress of the United States or any state legislative body passes any act or measure, or any order, rule or regulation is adopted by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is believed in good faith by you to have a material impact on the markets for securities in general, or if a banking moratorium should have been declared by the United States or Wisconsin authorities;

(c) prior to the final Closing Date, there shall have occurred the outbreak of any war or any other event of calamity which, in your reasonable judgment, materially disrupts the financial markets of the United States; or

(d) prior to the final Closing Date, any materially adverse change occurs, since the date of this Agreement, in the condition (financial or other), business, operations, income, properties, earnings, affairs or business prospects of the Company, whether or not arising in the ordinary course of business.

If you elect to terminate this Agreement, the Company shall be notified promptly by you by telephone or telegram, and confirmed by letter.

15. Notices. All notices or communications under this Agreement, except as herein otherwise specifically provided, shall be in writing;

If sent to you, such notices and communications shall be mailed, delivered or telegraphed and confirmed to you at the following address:

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005
Attention: Joel R. Blumenschein

If sent to the Company, such notices and communications (including executed Subscription Documents) shall be mailed, delivered or telegraphed and confirmed to the Company at the following address:

Klein Retail Centers, Inc.
330 Intertech Parkway, Ste. 300
Angola, Indiana 46703
Attention: Kenneth S. Klein

By giving written notice to the other, both you and the Company may change your addresses, respectively, for receiving notices.

16. Parties. This Agreement shall inure to the benefit of and be binding upon you, the Company, and each of your respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors and counsel referred to in this Agreement, any legal or equitable right, remedy or claim under or in respect to this Agreement or any provision herein contained. No purchaser of Units from you shall be construed as a successor or assignee by reason merely of such purchase.

17. Severability. Every provision in this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

18. Captions. The captions or headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

Freedom Investors Corp.
333 Bishops Way, Suite 122
Brookfield, Wisconsin 53005

19. Applicable Law. This Agreement shall be governed by and construed under the laws of the State of Wisconsin.

20. Prior Agreements. This Agreement supersedes all prior agreements, oral or written, covering the same subject matter.

If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

Klein Retail Centers, Inc.

By:	/S/ KENNETH S. KLEIN
Kenneth S. Klein, President

Accepted and agreed to as of the day and year first above written.

Freedom Investors Corp.

By:	/S/ JOEL R. BLUMENSCHEIN
Joel R. Blumenschein, President